                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                               ------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                NOVEMBER 9, 1998


                               ------------------


                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                  0-24275                 52-2081515
 (State of Incorporation)    (Commission File No.)      (I.R.S. Employer
                                                       Identification No.)


                            3516 CENTRE CIRCLE DRIVE
                         FORT MILL, SOUTH CAROLINA 29715
                    (Address of principal executive offices)



                                 (803) 548-2160
              (Registrant's telephone number, including area code)

ITEM 5.       ACQUISITION OR DISPOSITION OF ASSETS

              On November 9, 1998, American Aircarriers Support, Incorporated (the "Company") completed the acquisition of substantially all of the operating assets of Condor Flight Spares, Inc. ("Condor") pursuant to an Asset Purchase Agreement (the "Agreement") dated as of November 9, 1998 among the Company, American Aircarriers Support Acquisition III Corp., a wholly owned subsidiary of the Company formed for the purpose of effecting the acquisition (the "Subsidiary"), the Company, Condor, and Ned Angene and Martin Washofsky, shareholders of Condor owning approximately 99% of the outstanding shares of Condor (the "Shareholders"). Pursuant to the Agreement, the Company acquired substantially all of the assets of Condor for a purchase price $1,750,000. The purchase price was comprised of $1,000,000 cash paid from working capital and issuance of 125,000 shares of the Company's Common Stock valued at $750,000. Condor received one-half of the cash payment on November 9, 1998 and the other one-half of the cash payment and the shares of Common Stock on November 30, 1998, the date upon which Condor received FAA certification to overhaul and maintain landing gear for commercial aircraft.

         Simultaneously with the execution of the Agreement, the Company entered into a lease with Condor Properties of Miami, Inc. for real property and an approximately 40,000 square foot facility where Condor's business is currently located. Mr. Angene and Mr. Washofsky are principal shareholders of Condor Properties of Miami, Inc. The initial rental payments of $21,650 per month automatically increase by one percent per year annually during the initial ten year term and any renewal terms.

         For a period of one year, Condor may "piggy-back" the shares acquired pursuant to the Agreement onto any registration statement which the Company files to register any of its securities under the Securities Act of 1933, as amended (the "Act"), in connection with a public offering for cash proceeds payable in whole or in part to the Company. Condor also was granted the right to "demand" that the Company file a registration statement under the Act covering such shares. The "demand" registration right commences after September 1, 1999 and may only be exercised on one occasion. All expenses incurred in connection with the registration of Condor shares pursuant to either the piggyback and demand registration rights are payable by the Company, excluding underwriting discounts or fees.

         Simultaneously with the execution of the Agreement, the Company entered into a five year employment agreement with each of the Shareholders. Under their respective agreements, Mr. Angene is to serve as President of the Subsidiary and Mr. Washofsky is to serve as Executive Vice President Head of Sales of the Subsidiary and the Subsidiary will continue to operate the business previously operated by Condor. Mr. Angene has over 34 years' experience in the landing gear business and has served in various capacities with several successful landing gear companies, including Menasco, Cleveland Pneumatic (now BF Goodrich), Dixie Aircraft (now AAR Landing Gear) and Castle Precision Cleveland and joined Condor in 1998. Mr. Washofsky has over 16 years' experience in the landing gear business and founded Condor in early 1998.

         Condor, located in the Miami, Florida area, is in the business of buying and selling various landing gear parts for commercial and cargo aircraft. On November 30, 1998, Condor received FAA certification to overhaul and maintain landing gear for commercial airlines.

FORWARD LOOKING STATEMENTS

         This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the aircraft spare parts industry and the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial statements relative to Condor are not required pursuant to Item 310(c) and (d) of Regulation S-B.

              (b) Pro forma financial information relative to Condor and the Registrant are not required pursuant to Item 310(c) and (d) of Regulation S-B.

              (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-B:

                                                                                                    Reg. S-B
Exhibit No.                     Description                                                         Item No.
-----------                     -----------                                                         --------
  2.3           Asset Purchase Agreement among the Company, American Aircarriers Support               2
                Acquisition III Corp., Condor Flight Spares, Inc., Ned Angene and Martin
                Washofsky
  4.3           Registration Rights Agreement between the Company and Condor Flight                    4
                Spares, Inc.
10.1.4          Employment Agreement between the Company and Ned Angene                               10
10.1.5          Employment Agreement between the Company and Martin Washofsky                         10
10.5.3          Lease Agreement between the Company and Condor Properties of Miami,                   10
                Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMERICAN AIRCARRIERS SUPPORT, INCORPORATED


Date: December 4, 1998       By: /s/ Elaine T. Rudisill
                                ---------------------------------------------
                                 Elaine T. Rudisill, Chief Financial Officer

                                  EXHIBIT INDEX


                                                                                                    Reg. S-B
Exhibit No.                     Description                                                         Item No.
-----------                     -----------                                                         --------
  2.3           Asset Purchase Agreement among the Company, American Aircarriers Support               2
                Acquisition III Corp., Condor Flight Spares, Inc., Ned Angene and Martin
                Washofsky
  4.3           Registration Rights Agreement between the Company and Condor Flight                    4
                Spares, Inc.
10.1.4          Employment Agreement between the Company and Ned Angene                               10
10.1.5          Employment Agreement between the Company and Martin Washofsky                         10
10.5.3          Lease Agreement between the Company and Condor Properties of Miami,                   10
                Inc.